Regency Energy Partners LP

Wells Fargo Securities Pipeline, MLP & Energy Symposium

December 4, 2012







Forward-Looking Statements and Other Disclaimers

This presentation includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include: volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for Regency Energy Partners LP (Partnership) as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks, and uncertainties are discussed in more detail in filings made by the Partnership with the Securities and Exchange Commission, which are available to the public. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We also use non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to our GAAP financial statements are included in the Appendix. These non-GAAP measures should not be considered as a substitute for GAAP financial measures.

Key Investment Highlights

- Integrated midstream portfolio
  - Diverse portfolio of services provides attractive options for producers
  - Assets strategically positioned to benefit from growing drilling activity in liquids-rich plays
- Significant organic growth and acquisition history
  - Completed more than $2.8 billion in acquisitions and over $2.2 billion of organic growth projects since IPO[1]
- Visibility for continued growth
  - Over $1 billion in organic growth projects currently under construction
  - $400 million in pre-funded organic growth capital investments planned for 2013[2]
- Primarily fee-based cash flows
  - Diversity of cash flows reduces volatility and provides more predictable cash flow stream
  - Growth projects coming online in 2013 will further increase fee-based margins
- Strong balance sheet
  - Sufficient liquidity to fund announced growth projects and 2013 capital expenditures program
- Experienced management team and general partner
  - Committed to earnings and distribution growth

1. Organic growth projects include $800 million in capital expected to be spent by year-end 2012
2. Includes expenditures for $1 billion of projects currently under construction

Integrated Midstream Platform

- Regency's diverse portfolio of services generates solid results while offering complete midstream services to producers



Natural Gas Services
Natural Gas Production
Contract Services
Gathering & Dehydration
Processing & Treating
Residue Gas
Natural Gas Transportation
Utilities
Residential
Industrial
Raw NGL Mix
NGL Logistics
NGL Transportation
NGL Fractionation
Ethane
Propane
Butanes
Pentanes+
NGL Storage & Distribution
Chemical Plants
Refineries
Propane Distributors
Marketing

Year-to-Date Performance

- Regency's year-to-date performance is primarily due to volume growth and increased demand for NGL logistics in liquids-rich areas

Adjusted EBITDA



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$327
$225
$422
$307
$364
2010
2011
Nine Months Ended Sept. 30, 2012
Nine Months Ended Sept. 30th
Full-Year Ended Dec. 31st

Cash Available for Distribution



$300
$250
$200
$150
$100
$50
$0
$233
$165
$285
$203
$242
2010
2011
Nine Months Ended Sept. 30, 2012
Nine Months Ended Sept. 30th
Full-Year Ended Dec. 31st

- Adjusted EBITDA for the first nine months of 2012 has increased 62% compared to the first nine months of 2010

- CAFD for the first nine months of 2012 has increased 47% compared to the first nine months of 2010

Regency is poised for significant earnings growth year-over-year

Expanding Asset Base

- Diversified asset portfolio is generating the strongest organic growth opportunities since our IPO

Gathering and Processing Expansions

- 200 MMcf/d of processing capacity
- 100 MMcf/d of treating capacity
- Over 400 miles of new gathering pipeline

NGL Logistics Expansions

- 200,000 Bbls/d of fractionation capacity
- 209,000 Bbls/d of NGL takeaway

Contract Services Expansions

- Expanding into three new shale plays



WY
NE
CO
KS
NM
OK
AR
MS
AL
TX
LA
PA
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

Major Expansions Under Construction

REGENCY ENERGY PARTNERS

Project	RGP Growth Capital ($ in millions)	Contract Type	Estimated Completion Date
Ranch JV Processing Facility[1]	$33	Fee-based 10-year terms	Refrigeration Plant – Operational as of June 2012 Cryogenic Processing Plant – Year-end 2012
Edwards Lime JV Gathering System Expansion[2]	$90	Fee-based with reservation fees 15-year terms	Q1 2013
Lone Star Gateway NGL Pipeline[3]	$275	Fee-based 15-year terms	Line packing liquids and expect in service December 2012
Lone Star Fractionator 1[3]	$118	Fee-based 10-year terms	December 2012
Tilden Treating Plant Expansion	$40	Fee-based with acreage dedication	Q2 2013
Dubach Expansion	$75	Fee-based with acreage dedication	20 MMcf/d JT in service November 2012 70 MMcf/d cryogenic processing plant expected online Q2 2013
Lone Star Fractionator 2[3]	$105	Fee-based 10-year terms	Q4 2013
Eagle Ford Expansion	$490	Fee-based 20-year terms	Ongoing; Final Completion Early 2014
Total Growth Capital	**$1,226**		

The majority of Regency's $1 billion of announced expansion projects is expected to come online in 2013; generating additional earnings and volume growth[4]

1. Represents Regency's 33.33% share; total projects costs are expected to be $100 million
2. Represents Regency's 60% share; total projects are expected to be $150 million
3. Represents Regency's 30% share; total project costs are $390 million, $917 million and $350 million respectively
4. 2013 project expenditures are already included in Regency's $400 million of growth capital for 2013

Gathering & Processing Expansion Plans

- Potential to develop assets in emerging shale plays located near existing assets that are beginning to require gathering and processing infrastructure

South Texas Growth

- **Eagle Ford Expansion**
  - 400 miles of gas and condensate gathering
  - 125,000 HP of compression
- **Edwards Lime JV Expansion**
  - Incremental 90 MMcf/d of gathering and treating capacity
  - 17,000 Bbls/d of additional crude transportation and stabilization capacity
- **Tilden Expansion**
  - Incremental 60 MMcf/d of treating capacity
  - Increased acid gas injection capabilities



CO
KS
Mississippian Shale
OK
AR
MS
AL
Cotton Valley/Brown Dense
Permian/Bone Spring
TX
LA
Eagle Ford Shale
MAP LEGEND
Gathering System
Regency Intrastate Gas System (RIGS)
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

North Louisiana Growth

- **Dubach Expansion**
  - Incremental 70 MMcf/d of cryogenic processing
  - Incremental 20 MMcf/d of JT capacity
  - Expected completion: Q2 2013
  - Placed 12 miles of new pipeline into service in the Brown Dense at the end of November 2012

West Texas Growth

- **Ranch JV**
  - 25 MMcf/d refrigeration plant[1] operational as of June 2012
  - 100 MMcf/d cryogenic processing plant

1. Operational as of June 2012

2013 Gathering & Processing Opportunities

- Potential to develop assets in emerging shale plays located near existing assets that are beginning to require gathering and processing infrastructure

Avalon/Bone Spring/Permian

- Upgrading Waha plant to increase processing efficiencies and recoveries
- Anticipate expanding stabilization and condensate transportation out of central delivery points on Waha system
- Continued drilling necessitates additional processing capacity in production area utilizing Lone Star expansion for liquids takeaway
- Expand gathering footprint by pursuing Wolfcamp and Bone Spring development of rich gas supplies

Cotton Valley/Brown Dense

- Continued success in Cotton Valley and Smackover formation would create necessity for additional processing around Dubach facility
- Anticipate regional success in Cotton Valley drilling will allow for increased utilization of Dubberly refrigeration unit
- Evaluate opportunities to further expand footprint into Brown Dense should production increase significantly

Eagle Ford Shale

- Exploring development of crude oil pipeline takeaway
- Pursuing solutions to increase processing capacity in region
- Evaluating opportunities to segregate dry and wet gas, creating opportunities to expand into wet-gas areas

Mississippian Shale

- Assets positioned in stable, mature play with potential for growth as activity stretches toward system

Lone Star Expansion Plans



CO
KS
OK
AR
MS
AL
TX
LA

West Texas Gateway NGL Pipeline

- 209,000 Bbls/d pipeline will provide access to new liquid takeaway and fractionation in the Eagle Ford Shale to enhance probability of installation of new processing facilities

Frac 1 & 2

- Currently constructing two 100,000 Bbls/d fractionators at Mont Belvieu

2013 Opportunities

- Evaluating opportunities to further expand capacity on the Gateway Pipeline
- Mont Belvieu assets are positioned to further expand as demand for fractionation capacity increases in the area
- Exploring propane export opportunities
- Working to optimize storage mix at Mont Belvieu
- Pursuing expansion opportunities for the Refinery Services business to help refiners maximize operations

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2013

Contract Services

➢ Liquids-rich plays are driving continued growth in contract services businesses

Contract Compression Growth Opportunities

- 70,000 horsepower booked to be set in the next 90 – 120 days
- Expanding into three new shale plays
  - Utica
  - Granite Wash
  - Niobrara
- Increased opportunities to provide fee-based, turn-key services in south and west Texas and in the Utica shale, including the design and installation of compression and production facilities

Contract Treating Growth Opportunities

- Seeing increase in treating service proposals for 2013 with greatest opportunities to provide amine treating in Woodbine area, south and west Texas
- Pursuing new opportunities to provide refrigeration, stabilization and fuel gas conditioning services
- Exploring demand for treating, stabilization and fuel-gas conditioning in rich-gas Utica shale
- Analyzing fleet composition to better meet changing market demand
- Continue enhancing product line and information for more strategic sales efforts on new products



Niobrara
Marcellus/Utica
PA
NE
CO
KS
Fayetteville
Granite Wash
Barnett/Haynesville
OK
Permian/Avalon/ Bone Spring
AR
MS
AL
LA
TX
Eagle Ford
Gulf Coast

Maintain Stable Cash Flows

- Expect fee-based margins to increase in 2013 as current growth projects ramp up

Adjusted Total Segment Margin


2009
2010
2011
2012E
2013E
2%
27%
71%
3%
21%
76%
6%
11%
83%
9%
9%
82%
7%
7%
86%
Fee-based
Hedged Commodity
Un-hedged Commodity

Adjusted Total Segment Margin by Business


37%
8%
55%
30%
29%
41%
6%
25%
33%
37%
11%
25%
28%
36%
16%
24%
23%
37%
2009
2010
2011
2012E
2013E
Gathering & Processing
Transportation
Contract Services
NGL Logistics

2013 Objectives

Execute on Current Expansion Projects	➢ Majority of Regency's $1 billion of announced expansion projects is expected to come online in 2013 ➢ All projects currently under construction are expected to be completed on or ahead of schedule and within budget
Maintain Stability of Cash Flows	➢ Current slate of growth projects is expected to increase 2013 fee-based margins to 86% ➢ Further mitigate risk with active hedging program
Target Strategic Expansions and Acquisitions	➢ Leverage current asset base and portfolio of expansion projects to create additional opportunities ➢ Focus on expansions and acquisitions of complementary assets that are strategically located and provide attractive returns
Preserve Financial Flexibility	➢ Target total leverage of approximately 4.0x ➢ Fund future expansions and acquisitions appropriately to maintain balance sheet strength

Management is focused on improving coverage ratios and positioning Regency for distribution growth

Appendix



Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes - 2013

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (6.0)M	$ (1.8)M	$ 2.4M
Flat	$ (4.2)M	$ 0	$4.2M
Increase $1.00	$ (2.4)M	$1.8M	$ 6.0M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $4.2 million change in Regency's forecasted 2013 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1.8 million change in Regency's forecasted 2013 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $1.5 million change in 2013 DCF

Maintain Stable Cash Flows: Comprehensive Hedging Program

- Utilize a comprehensive hedging program to mitigate exposure


C2 to C4 Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
84%
58%
55%
60%
46%
4%
4%
4%
4%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume


C5+/Condensate Equity Production vs. Hedged
Bbl/d
1,400
1,200
1,000
800
600
400
200
-
71%
64%
64%
66%
66%
17%
17%
17%
17%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume


Natural Gas Production vs. Hedged
MMBtu/d
25,000
20,000
15,000
10,000
5,000
-
35%
66%
62%
58%
62%
34%
34%
34%
34%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume

- For 2013, approximately 14% of Regency's segment margin is currently subject to commodity exposure, of which approximately 7% is hedged

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]				
	2013		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane[2]	1,000		-	-
Propane	217	$0.97	-	-
Normal Butane	395	$1.63	125	$1.54
Natural Gasoline	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	775	$99.80	201	$98.17
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	13,000	$3.74	7,000	$4.14

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
1. As of November 29, 2012
2. 3,000 MMbtu/d of natural gas swap volume have been internally allocated to ethane, creating a synthetic put of approximately 1,000 Bbls/d

Non-GAAP Reconciliation

	For the Year Ended December 31,			
	2011		2010	
	(in thousands)			
Net cash flows provided by operating activities	$	252,755	$	169,207
Add (deduct):				
Depreciation and amortization, including debt issuance cost amortization and bond premium amortization		(174,620)		(128,686)
Write-off of debt issuance costs and bond premium		-		(258)
Amortization of excess fair value of unconsolidated affiliates		(5,947)		(3,410)
Income from unconsolidated affiliates		125,287		72,778
Derivative valuation change		20,486		(45,192)
Gain (loss) on asset sales, net		2,372		(571)
Unit-based compensation expenses		(3,610)		(13,897)
Trade accounts receivable, accrued revenues and related party receivables		8,328		11,672
Other current assets		(724)		(2,409)
Trade accounts payable, accrued cost of gas and liquids, related party payables, and deferred revenues		(22,221)		6,662
Other current liabilities		(9,590)		(9,761)
Distributions received from unconsolidated affiliates		(119,226)		(89,249)
Other assets and liabilities		159		2,608
Net income (loss)	$	73,619	$	(10,918)
Add (deduct):				
Interest expense, net		102,474		82,971
Depreciation and amortization		168,584		122,725
Income tax expense (benefit)		665		956
EBITDA	$	345,242	$	195,734
Add (deduct):				
Non-cash (gain) loss from commodity and embedded derivatives		(17,919)		42,613
Non-cash unit-based compensation		3,610		13,727
(Gain) loss on asset sales, net		(2,372)		591
Income from unconsolidated affiliates		(119,580)		(89,265)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (1)(2)(3)		212,572		122,696
Loss on debt refinancing, net		-		17,528
Other (income) expense, net		(224)		3,432
Adjusted EBITDA	$	422,349	$	306,956
Add (deduct):				
Interest expense, excluding capitalized interest		(126,220)		(78,915)
Maintenance capital expenditures		(21,586)		(14,911)
Proceeds from asset disposal		24,224		10,912
Distribution to Series A Preferred Units		(7,780)		(7,780)
Other adjustments		(5,717)		(2,927)
Cash Available for Distribution	$	285,891	$	233,325
(1) 100% of HPC's Adjusted EBITDA and the Partnership's interest are calculated as follows:				
Net income	$	109,186	$	106,727
Add:				
Depreciation and amortization		34,850		31,797
Interest expense		1,225		526
Gain on insurance settlement		-		(242)
Loss on sale of asset, net		-		105
Other expense (income), net		16		16
HPC's Adjusted EBITDA	$	145,277	$	138,927
Ownership Interest		49.99%		49.23%
Partnership's interest in adjusted EBITDA	$	72,672	$	67,014
(2) 100% of MEP's Adjusted EBITDA and the Partnership's interest are calculated as follows:				
Net income	$	85,229	$	42,528
Add:				
Depreciation and amortization		69,528		40,103
Interest expense, net		51,515		28,959
MEP's Adjusted EBITDA	$	206,292	$	111,590
Ownership Interest		49.92%		49.90%
Partnership's interest in adjusted EBITDA	$	102,059	$	55,682
We acquired a 49.99% interest in MEP in May 2010.				
(3) 100% of Lone Star's Adjusted EBITDA is calculated as follows:				
Net income	$	92,968		N/A
Add:				
Depreciation and amortization		33,228		N/A
Other income, net		(68)		N/A
Lone Star's Adjusted EBITDA	$	126,128		N/A
Ownership Interest		30.00%		N/A
Partnership's interest in adjusted EBITDA	$	37,841		N/A
We acquired a 30% interest in Lone Star in May 2011.				

Non-GAAP Reconciliation

	Nine Months Ended September 30, 2012	2011	2010
		($ in thousands)	
Net cash flows provided by operating activities	$ 180,925	$ 204,616	$ 127,902
Add (deduct):			
Depreciation and amortization, including debt issuance cost and bond premium	(148,912)	(127,079)	(96,130)
Write-off of debt issuance costs	-	-	(1,780)
Income from unconsolidated affiliates	87,196	86,821	45,747
Derivative valuation change	17,126	21,480	(28,841)
Loss on asset sales, net	(1,542)	(50)	(512)
Unit-based compensation expenses	(2,470)	(2,487)	(12,510)
Cash flow changes in current assets and liabilities:			
Trade accounts receivable, accrued revenues, and related party receivables	(10,779)	12,298	(2,026)
Other current assets	1,429	(186)	(2,419)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	21,675	(20,487)	21,277
Other current liabilities	(7,159)	(24,883)	(14,428)
Distributions received from unconsolidated affiliates	(97,885)	(91,306)	(42,321)
Other assets and liabilities	178	61	928
Net Income (loss)	$ 56,772	$ 59,991	$ (8,995)
Add:			
Interest expense, net	86,058	72,583	62,181
Depreciation and amortization	142,519	122,685	89,508
Income tax expense (benefit)	80	(19)	1,099
EBITDA	$ 285,429	$ 256,215	$ 151,793
Add (deduct):			
Non-cash (gain) loss from commodity and embedded derivatives	(16,850)	(20,169)	22,691
Unit-based compensation expenses	2,470	2,487	12,341
Loss on asset sales, net	1,542	50	512
Loss on debt refinancing, net	7,820	-	1,780
Income from unconsolidated affiliates	(87,196)	(86,821)	(45,747)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (1)(2)(3)(4)	170,582	156,000	78,227
Other income, net	(1,682)	(413)	2,603
Adjusted EBITDA	$ 363,543	$ 307,469	$ 225,199
Add (deduct):			
Interest expense, excluding capitalized interest	(110,148)	(91,267)	(59,262)
Maintenance capital expenditures	(25,625)	(13,776)	(10,747)
Proceeds from asset sales	22,528	10,262	(5,825)
Distribution to Series A Preferred Units	(5,836)	(5,825)	10,796
Other adjustments	(2,810)	(2,961)	4,602
Cash Available for Distribution	$ 241,635	$ 202,772	$ 164,640

(1) 100% of HPC's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	2012	2011	2010
Net income (loss)	$ 55,392	$ 84,703	$ 70,640
Add:			
Depreciation and amortization	27,356	25,968	22,323
Impairment of property, plant and equipment	16,116	-	-
Interest expense, net	1,397	782	385
Other expense (income)	1,228	16	(127)
Adjusted EBITDA	$ 99,510	$ 111,367	$ 93,221
Ownership Interest	49.99%	49.99%	49.99%
Partnership's interest in adjusted EBITDA	$ 49,747	$ 55,680	$ 46,540

(2) 100% of MEP's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	2012	2011	2010
Net income (loss)	$ 62,906	$ 62,484	$ 24,419
Add:			
Depreciation and amortization	52,078	52,176	22,702
Interest expense, net	38,608	38,623	16,180
Other expense (income)	(8)	-	-
Adjusted EBITDA	$ 153,284	$ 153,283	$ 63,301
Ownership Interest	50%	49.9%	49.9%
Partnership's interest in adjusted EBITDA	$ 76,642	$ 76,604	$ 31,587

We acquired a 49.99% interest in MEP in May 2010.

(3) 100% of Lone Star's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	2012	2011	2010
Net income (loss)	$ 109,712	$ 58,910	N/A
Add:			
Depreciation and amortization	37,737	20,062	N/A
Other expense (income)	28	189	N/A
Adjusted EBITDA	$ 147,488	$ 79,122	N/A
Ownership Interest	30%	30%	N/A
Partnership's interest in adjusted EBITDA	$ 44,246	$ 23,736	N/A

We acquired a 30% interest in Lone Star in May 2011.

(4) 100% of Ranch JV's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	2012	2011	2010
Net income (loss)	$ (931)	N/A	N/A
Add:			
Depreciation and amortization	768	N/A	N/A
Adjusted EBITDA	$ (163)	N/A	N/A
Ownership Interest	33.33%	N/A	N/A
Partnership's interest in adjusted EBITDA	$ (54)	N/A	N/A

We acquired a 33.33% interest in Ranch JV in December 2011.